ROYALTY DEED

This Deed is dated for reference as of the 1 day of April 2012,

AMONG:

> **INTERNATIONAL ECO ENDEAVORS CORP.** a British Columbia corporation with an address at 410 - 610 Granville Street, Vancouver, BC V6C 3T3
>
> (the "**Company**")

AND:

> **PALLADIO PROJECTS KORLATOLT FELELOSSEGU TARASAG** a Hungarian corporation with an address at eat: 1061 Budapest, Szív utca 18. fszt; Hungary
>
> (the "**Palladio**")

WHEREAS:

A. Palladio assisted the Company with the purchase of Kenderes;

B. Palladio has provided and continues to provide the Company with services, including advisory and financial support; and

C. The Company wishes to continue its relationship with Palladio on the terms of this Deed.

NOW THEREFORE THIS DEED WITNESSES:

ARTICLE 1 – INTERPRETATION

1.1 Defined Terms

For the purposes of this Deed the following terms shall have the following meanings:

(a) "**Business Day**" means a day, other than a Saturday or Sunday, on which the principal commercial banks located in the City of Vancouver, British Columbia are open for business;

(b) "**Profit**" has the meaning of 10% of earnings before interest, taxes, depreciation and amortization ("EBITDA");

(c) "**Royalty**" means profit calculated on quarterly basis throughout each and every financial year;

(d) "**Subsidiary**" has the meaning ascribed to "subsidiary body corporate" in the *Business Corporations Act* (British Columbia), as amended from time to time; and

Palladio Projects Kft.
1063 Budapest, Szív u. 18.
Adószám: 14336571-2-41
Bankszlsz.: 11706023-20004958
Cgjsz.: 01-09-899385

(e) "IFRS" means the generally accepted accounting principles issued by the International Accounting Standards Board accepted in Canada and adopted or required to be adopted by the Corporation.

1.2 Interpretation

In this Deed, sections, subsections, clauses, subclauses, paragraphs and subparagraphs may be referred to by use of the term "section" followed by a numerical and alphabetical reference without further description. Words (including defined terms) using or importing the singular number include the plural and vice versa and words importing one gender only shall include all genders and words importing persons in this Deed shall include individuals, partnerships, corporations and any other entities, legal or otherwise.

ARTICLE 2 - ROYALTY

2.1 The Royalty

(a) The Corporation agrees to pay Palladio the Royalty.

(b) The Royalty shall be payable within 15 days of each quarter of the financial year in such manner and to such account as Palladio shall nominate in writing to the Corporation.

2.2 Disputes

(a) If Palladio shall have any dispute as to the calculation of the Royalty, the matter shall first be referred to the President or Managing Director of each of the parties who shall have 14 days to resolve the matter but should they not be able to resolve the dispute in this time then the dispute shall be referred by Palladio to an independent accountant appointed after consultation with the Canadian Institute of Chartered Accountants who shall determine the calculation having regard to IFRS. The accountants' calculation shall be conclusive and binding on the parties and no further correspondence shall be entered into be either party. The costs of the determination by the accountant shall be at the Corporations cost.

(b) The Corporation shall provide all reasonable assistance and all financial accounts necessary for Palladio's accountants to make a determination under clause 2.2(a).

2.3 Subsidiaries

For the avoidance of doubt, in calculating the Royalty and for the purpose of the Royalty, the Corporation shall include in its revenues all revenues receivable by its Subsidiaries.

2.4 Assignment, transfer or sale of a revenue streams

(a) Unless Palladio has agreed otherwise, any assignment or transfer of any asset of the Corporation or a Subsidiary for which the Corporation or that Subsidiary received any revenue stream therefrom and where that revenue stream accounted for an amount equal to or more than 2% of the total revenue stream of the Corporation shall require the Corporation to attach by way of a condition to such assignment or transfer the obligation on the assignee or transferee to continue to pay a royalty in respect of any revenues the assignee or transferee shall receive in respect of that asset so assigned or transferred, such royalty to be equal to the Royalty.

(b) The Corporation shall indemnify and keep indemnified Palladio against any loss in relation to any assignment or transfer of any asset of the Corporation where that revenue stream accounted for an amount equal to or more than 2% of the total revenue stream of the Corporation.

ARTICLE 3- REPRESENTATIONS, WARRANTIES AND COVENANTS

3.1 Representations and Warranties of the Corporation

Palladio and the Corporation hereby makes the following representations and warranties to each other:

(a) each party has full corporate right, power and authority to enter into and perform its obligations under this Deed; and

(b) this Deed has been duly executed by each party and delivered by each party to the other and constitutes a legal, valid and binding obligation enforceable on that party against it in accordance with its terms.

3.2 Reliance and Indemnity

(a) Palladio is relying on the representations and warranties set forth in section 3.1. The Corporation agrees to indemnify and save harmless Palladio from and against all losses, damages, costs, or expenses, including legal costs as between a solicitor and his own client, suffered or incurred by Palladio as a result of or in connection with any of those representations or warranties being incorrect or breached.

(b) The Corporation is relying on the representations and warranties set forth in section 3.1. Palladio agrees to indemnify and save harmless the Corporation from and against all losses, damages, costs, or expenses, including legal costs as between a solicitor and his own client, suffered or incurred by the Corporation as a result of or in connection with any of those representations or warranties being incorrect or breached.

3.3 Survival of Representations and Warranties of Lender

The representations and warranties of each party contained in this Deed will survive the execution of this Deed.

ARTICLE 4- GENERAL PROVISIONS

4.1 Governing Law

This Deed shall be governed by and interpreted in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

4.2 Severability

If any provision of this Deed is determined to be invalid or unenforceable by a court of competent jurisdiction from which no further appeal lies or is taken, that provision shall be deemed to be severed herefrom, and the remaining provisions of this Deed shall not be affected thereby and shall remain valid and enforceable.

4.3 Notices

Any notice or other writing required or permitted to be given hereunder or for the purposes hereof to the Corporation or Palladio shall be sufficiently given if delivered personally, or if sent by prepaid courier or if transmitted by facsimile to such party to the addresses or fax numbers indicated at the beginning of this Deed, or at such other address or addresses as the party to whom such notice or other writing is to be given shall have last notified the party giving the same in the manner provided in this section. Any notice or other writing delivered personally or by prepaid courier to the party to whom it is addressed as hereinbefore provided shall be deemed to have been given and received on the day it is so delivered at such address, provided that if such day is not a business day, then such notice or other writing shall be deemed to have been given and received on the next business day following such day. Any notice or other writing transmitted by facsimile or other form of recorded communication shall be deemed to be given and received on the first business day after its transmission.

4.4 Counterparts

This Deed may be executed in several counterparts, including by facsimile or other means of electronic transmission capable of reproducing a printed copy, each of which when executed shall be deemed to be an original and such counterparts together shall be but one and the same instrument.

4.5 Time of the Essence

Time shall be of the essence of this Deed and of every part hereof and no extension or variation of this Deed shall operate as a waiver of this provision.

4.6 Enurement

This Deed shall endure to the benefit of and be binding upon the parties and their respective heirs, personal representatives, executors, successors and assigns, as applicable.

4.7 Further Acts

Each of the parties to this Deed shall at the request of any other party, and at the expense of the Corporation, execute and deliver any further documents and do all acts and things as that party may reasonably require in order to carry out the true intent and meaning of this Deed.

4.8 Entire Deed

This Deed constitute the entire agreement between the parties to this Deed with respect to the subject matter thereof and supersede all prior negotiations, proposals and agreements, whether oral or written, with respect to the subject matter thereof.

IN WITNESS WHEREOF the parties have signed, sealed and delivered this Deed as of the date first written above.

INTERNATIONAL ECO ENDEAVORS CORP.

Per: ______________________
Authorized Signatory

Witness signature: ______________________

Witness Name: Kim Gillett

Witness Address: 1750 W. 13th Avenue

PALLADIO PROJECTS KORLATOLT FELELOSSEGU TARASAG

Per: ______________________
Authorized Signatory

Palladio Projects Kft.
1063 Budapest, Szív u. 18.
Adószám: 14336571-2-41
Bankszlsz.: 11706023-20004958
Cgjsz.: 01-09-899385
2.

Witness signature: ______________________

Witness Name: Rob Abenante

Witness Address: 2615 Pioneer Way

Signatures on same page